UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2019

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Smith Street Waltham, MA		02451
(Address of registrant’s principal executive office)		(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On October 28, 2019, Deciphera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing updated data for two of its programs, namely (1) its Phase 1b/2 study of rebastinib (DCC-2036) in combination with paclitaxel: preliminary safety, efficacy, pharmacokinetics and pharmacodynamics in patients with advanced or metastatic solid tumors and (2) preclinical studies with DCC-3116, an ULK kinase inhibitor designed to inhibit autophagy as a potential strategy to address mutant RAS cancers. The data were presented on October 28, 2019 in poster sessions at the AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics being held October 26-30, 2019 in Boston, MA (the “Triple Meeting”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the presentations are furnished as Exhibit 99.3 and Exhibit 99.4 to this Current Report on Form 8-K.

On October 29, 2019, the Company issued a press release announcing updated data for two of its programs, namely (1) updated results of its phase 1 study of ripretinib (DCC-2618), a broad-spectrum KIT and PDGFRA inhibitor, in patients with gastrointestinal stromal tumor (GIST) by line of therapy (NCT02571036) and (2) its Phase 1 study of DCC-3014, an oral inhibitor of CSF1R, to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics in patients with advanced solid tumors, including diffuse-type tenosynovial giant cell tumor. The data were presented on October 29, 2019 in poster sessions at the Triple Meeting. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and a copy of the presentations are furnished as Exhibit 99.5 and Exhibit 99.6 to this Current Report on Form 8-K.

The furnishing of the attached press releases and presentations is not an admission as to the materiality of any information therein. The information contained in the press releases and the presentations is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission, or the SEC, and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the “Cautionary Note Regarding Forward-Looking Statements” section of the press releases in Exhibit 99.1 and Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report and in the presentations attached as Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on October 28, 2019, furnished herewith.

99.2	Press Release issued by Deciphera Pharmaceuticals, Inc. on October 29, 2019, furnished herewith.

99.3	Presentation from October 28, 2019, furnished herewith.

99.4	Presentation from October 28, 2019, furnished herewith.

99.5	Presentation from October 29, 2019, furnished herewith.

99.6	Presentation from October 29, 2019, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
Steven L. Hoerter
President and Chief Executive Officer

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